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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 15, 2005

                              BANCFIRST CORPORATION
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             (Exact name of registrant as specified in its charter)

            Oklahoma                    0-14384                73-1221379
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

          101 N Broadway, Oklahoma City, OK                       73102
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       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (405) 270-1086


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 15, 2005, BancFirst Corporation announced that it completed the acquisition of Park State Bank in Nicoma Park, Oklahoma on December 13, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated December 15, 2005 issued by Bancfirst Corporation.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BANCFIRST CORPORATION
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                                                  (Registrant)


December 15, 2005
                                                  /S/ JOSEPH T. SHOCKLEY, JR.
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                                                  Joseph T. Shockley, Jr.
                                                  (Principal Financial Officer)